Exhibit 99.1

Martha Stewart Living Omnimedia Announces Preliminary Shareholder Voting Results

NEW YORK, December 2, 2015 /PRNewswire/ — Martha Stewart Living Omnimedia, Inc. (“MSLO”) (NYSE:MSO) announced today that at the company’s special meeting of stockholders, MSLO stockholders approved two proposals related to the company’s proposed merger transactions with Sequential Brands Group, Inc. (“Sequential”) (Nasdaq: SQBG).

MSLO stockholders (1) approved and adopted the Agreement and Plan of Merger, dated June 22, 2015, as amended, between MSLO, Sequential, Singer Madeline Holdings, Inc., Singer Merger Sub, Inc. and Madeline Merger Sub, Inc. (the “Merger Agreement”); and (2) on an advisory basis, approved certain compensation that may be paid to MSLO’s named executive officers in connection with the consummation of the merger transactions with Sequential.

Further, as required as a closing condition pursuant to the Merger Agreement, MSLO stockholders representing at least 50% in voting power of the outstanding MSLO Class A common stock not owned, directly or indirectly, by Martha Stewart and her affiliates, also voted to approve and adopt the Merger Agreement.

As MSLO received the requisite stockholder approval to approve the Merger Agreement, stockholders did not consider and vote on the proposal to adjourn the MSLO special meeting, if necessary, to solicit additional proxies.

The preliminary results of the MSLO stockholder vote at the special meeting are set forth below.

Proposal 1: The Adoption of the Merger Agreement

For	Against	Abstain
271,327,192	169,633	43,221

Proposal 3: Advisory (Nonbinding) Vote on Compensation

For	Against	Abstain
269,458,085	1,952,176	129,785

MSLO anticipates that the merger transactions with Sequential will close on December 4, 2015.

The final voting results for each of the proposals voted on at the meeting will be reported on a Current Report on Form 8-K, in accordance with the rules of the U.S. Securities and Exchange Commission.

About Martha Stewart Living Omnimedia, Inc.

Martha Stewart Living Omnimedia, Inc. (NYSE: MSO) is a diversified media and merchandising company, inspiring and engaging consumers with unique lifestyle content and distinctive products. MSLO reaches approximately 100 million consumers across all media platforms each month and has a growing retail presence in thousands of retail locations. MSLO’s media brands, available across multiple platforms, include Martha Stewart Living, Martha Stewart Weddings, and Everyday Food; MSLO also offers books and utility Apps. MSLO’s television and video programming includes “Martha Stewart’s Cooking School” and “Martha Bakes” series on PBS, in addition to made-for-the-web video and a vast library of how-to content available online. MSLO also designs high-quality Martha Stewart products in a range of lifestyle categories available through select retailers, including The Home Depot, Macy’s, JCPenney, Staples, PetSmart, Michaels and Jo-Ann Fabric & Craft Stores. The MSLO family of brands also includes Chef Emeril Lagasse’s media and merchandising properties. Additional information about MSLO is at www.marthastewart.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of MSLO are forward-looking statements (“forward-looking statements”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. MSLO’s and SQBG’s actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts,” “projects,” “aims,” “targets,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect MSLO’s current views with respect to future events, based on what MSLO believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Singer Madeline Holdings, Inc., SQBG and MSLO have filed with the Securities and Exchange Commission (the “SEC”); (ii) general economic, market, or business conditions; (iii) risks associated with the ability to consummate the transaction and the timing of the closing of the transaction; (iv) the ability to successfully integrate SQBG’s and MSLO’s operations and employees; (v) the ability to realize anticipated benefits and synergies of the transaction; (vi) the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, licensees, customers and competitors; and (vii) other circumstances beyond MSLO’s control. Refer to section entitled “Risk Factors” set forth each of in SQBG’s and MSLO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company’s business, results of operations and financial condition. Stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. MSO is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The proposed transaction involving Singer Madeline Holdings, Inc., SQBG and MSLO has been submitted to the stockholders of MSLO for their consideration. In connection with the proposed transaction, Singer Madeline Holdings, Inc. filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) (File No. 333-205940), which included a prospectus with respect to the shares to be issued in the proposed transaction, and a proxy statement for the stockholders of MSLO and an information statement for the stockholders of SQBG (the “Combined Statement”) and each of MSLO and SQBG have mailed the Combined Statement to their respective stockholders and have filed, and will continue to file, other documents regarding the proposed transaction with the SEC. The definitive Registration Statement and the Combined Statement contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE COMBINED STATEMENT CAREFULLY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Combined Statement and other relevant materials (as they become available) and any other documents filed or furnished by MSLO, SQBG or Singer Madeline Holdings, Inc. with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders are able to obtain free copies of the Registration Statement and the Combined Statement from Sequential by going to its investor relations page on its corporate website at ir.sequentialbrandsgroup.com and from MSLO on its investor relations page on its corporate website at www.marthastewart.com/ir.